Regus

Office Service Agreement

[illegible]	16 June 2009	[illegible]	8192-70038

[illegible]
1 BRIDGE PLAZA
2nd FLOOR SUITE 275
FORT LEE, NJ 07024
201-490-1100
201-490-1080 (fax)

[illegible]	
Company Name:	BAETA CORPORATION
Contact Name:	LEN PUSHKANTSER
Address:	251 Warren Ave
Address:	FORT LEE, NJ 07652
Phone & Email:	201-224-6154 / lenid_pushkantser@baetacorp.com

[illegible]

Office Number	No. of People	Market Office Fee	Monthly Office Fee
~~230~~ 224	1	2,290.00	~~902.00~~ 952.00
Total per Month			~~902.00~~ 952.00 USD

Initial Payment	[illegible]		~~902.00~~ 952.00
	Service Retainer	2	~~1,804.00~~ 1904.00
	Total Initial Payment		~~2,706.00~~ 2856
Monthly Payment	[illegible]		~~902.00~~ 952

Length of Agreement:	[illegible]	01 July 2009	[illegible]	30 June 2010

All agreements end on the last calendar day of the month.

Comments:

***** IT PROMO PACKAGE @ $ 199.00/mo. INCLUDES TELEPHONE SERVICE w/2 BUSINESS LINES, VOICE MAIL, CALL ANASWERING & INTERNET SERVICE (savings of $ 98.00/mo.).***

+12 hrs Conf Rm inc (KK) Business Continuation waived (KK)

We are Regus Management Group, LLC.,("Regus"). This Agreement incorporates our terms of business set out on attached Terms and Conditions which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the Agreement does not come to an end automatically. See "Bringing your Agreement to an end".

Name (printed) Len Pushkantser	Name (printed) KENNETH KRAMER
Title (printed) C.E.O.	Title (printed) AREA SALES MANAGER
Date 6/17/09	Date 6/17/09
SIGNED on your behalf (Client) [signature]	**SIGNED on our behalf** [signature]

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Regus

Baeta Corporation Invoice

Description Invoice: NJ, Fort Lee - Fort Lee

Recurring Charges Start Date	Jul 1 2009	Recurring Charges End Date	Jul 31 2009
One-Off Charges Start Date	May 11 2009	One-Off Charges End Date	Jun 10 2009

Charge Description	Service Notes	Sale Date	Units	Unit Price	Amount	Tax	Total
One Off Charges							
Offices							
Long Term Office Initial Fee		Jul 1 2009	1.0000	952.0000	952.00	3.08	955.08
Retainer							
Retainer		Jul 1 2009	1.0000	1,904.0000	1,904.00	0.00	1,904.00
Grand Total					**$ 2,856.00**	**$ 3.08**	**$ 2,859.08**

Regus

Baeta Corporation
Attention Of: Len Pushkantser
251 Warren Ave
Fort Lee, New Jersey 07024
United States of America

Invoice

Account:	4742949
Invoice:	750-354
Date:	Jun 18 2009
Date Due:	Jun 18 2009

Account Information			
Prior Balance		$	0.00
Payments Received		$	0.00
Refunds / Account Adjustments		$	0.00
Current Invoice	**Period**		
Recurring Monthly Charges	Jul 1 2009 - Jul 31 2009	$	0.00
Variable Charges	May 11 2009 - Jun 10 2009	$	2,856.00
Tax		$	3.08
	Total Amount Due	$	2,859.08

Payment Terms: Jun 18 2009

Balances not paid by the date due will be charged a late fee equal to $25 plus 5% of the amount due on overdue balances under $1,000 or $50 plus 5% of the amount due on overdue balances of $1,000 or greater

For billing questions, please call (201) 490-1100

Please return the remittance stub below with check payable to: Regus Management Group, LLC

Invoice

Regus
Centre: 750 NJ, Fort Lee - Fort Lee

Payment Method:
☐ Check ☐ Credit Card (see Manager)

Account:	4742949
Invoice:	750-354
Date Due:	Jun 18 2009
Amount Due	$2,859.08

Check Amount Only: $________
PLEASE DO NOT SEND CASH

Regus Management Group, LLC
1 Bridge Plaza
2nd Floor
Fort Lee, New Jersey 07024
United States of America